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                                                                    Exhibit 99.4

                                                                  EXECUTION COPY

                               Security Agreement

     This Security Agreement is made this 29th day of May, 2001 (the "Agreement") between Cyberian Outpost, Inc., a Delaware corporation with a principal place of business at the address set forth on the signature page hereof ("DEBTOR") and Merrimack Services Corporation, a Delaware corporation ("SECURED PARTY").

     1. SECURITY INTEREST. Debtor, for valuable consideration, receipt of which is acknowledged, hereby grants to Secured Party, a security interest in Debtor's now owned or hereafter acquired: (a) inventory, (b) accounts, contract rights, chattel paper, documents and instruments, (c) general intangibles, including but not limited to trademarks, patent rights, copyrights, goodwill, records, computer programs and rights in premises used in the conduct of Debtor's business, (d) equipment, including but not limited to all vehicles, machinery, tools, furniture and fixtures, (e) goods and other personal property of every kind including tax refunds or interests in and claims under policies of insurance, and (f) all credit card receivables and all Card Charges and Credit Card Payments (each as defined in that certain Credit and Supply Agreement dated as of the date hereof by and between Debtor and Secured Party ("Credit Agreement")), and all products and proceeds of the above (the "COLLATERAL").

     2. OBLIGATIONS SECURED. The security interest granted hereby secures payment and performance of all debts, loans, liabilities and agreements of Debtor to Secured Party or any affiliate of Secured Party of every kind and description, whether now existing or hereafter arising (other than the Excluded Obligations, as defined in Section 3), including without limitation any and all "OBLIGATIONS" (as such term is defined in that certain Credit Agreement); and

     3. EXCLUDED OBLIGATIONS. The following shall be "Excluded Obligations" hereunder: Obligations of Debtor under the Merger Agreement between PC Connection, Inc. ("PCC") and Debtor of even date herewith ("Merger Agreement") and the Stock Warrant Agreement between PCC and the Debtor of even date herewith (the "Merger Documents").

     4. DEBTOR'S REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants that:

        4.1. Debtor keeps its inventory at its Wilmington, Ohio location and records concerning accounts, contract rights and other property at the location shown below, which is its chief executive office. Debtor will promptly notify Secured Party in writing of any change in the location of any Collateral or the establishment of any new place of business where any Collateral or records are kept.

        4.2. Debtor is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is duly qualified to do business under the laws of each state where the nature of the business done or property owned requires such qualification. The execution, delivery and performance of this Agreement have been duly authorized.

        4.3. Debtor will at all times keep in a manner satisfactory to the Secured Party accurate and complete records of Debtor's inventory and accounts, will maintain the Collateral in

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good repair and working order and will keep the Collateral insured, naming the
Secured Party as a loss payee.

        4.4. Debtor is the owner of the Collateral free from all encumbrances except for the security interest granted hereby and those listed in Schedule
4.10 of the Seller Disclosure Schedules to the Merger Agreement and will defend the Collateral against the claims and demands of all persons and will not pledge, create or suffer to exist any other security interest, lien or encumbrance on the Collateral.

     5. FINANCING STATEMENTS. Debtor hereby agrees to execute, deliver and pay the cost of filing any financing statement, or other notices appropriate under applicable law, in respect of any security interest created pursuant to this Agreement that may at any time be required or that, in the opinion of Secured Party, may at any time be desirable. In the event that any re-recording or refiling thereof (or the filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such lien or security interest, Debtor shall, at its cost and expense, cause the same to be re-recorded and/or refiled at the time and in the manner requested by Secured Party. Debtor hereby irrevocably designates Secured Party, its agents, representatives and designees as agents and attorneys-in-fact for Debtor to sign and file such financing statements or other notices on behalf of Debtor.

     6. DEBTOR'S RIGHTS UNTIL DEFAULT. In the absence of any default in the Obligations and any default hereunder, Debtor shall have the right to possess the Collateral, manage its property and sell its inventory in the ordinary course of business.

     7. DEFAULT. Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions, without demand or notice from Secured Party:

        7.1. Failure to observe or perform any of its agreements, warranties or representations in this Agreement or any other agreement with the Secured Party (other than the Merger Documents);

        7.2. Failure to pay when due any obligation, whether by maturity, acceleration or otherwise;

        7.3. Upon the occurrence of any Event of Default under the Credit Agreement; and

        7.4. Dissolution, termination of existence, insolvency, business failure, appointment of a receiver or custodian of any part of Debtor's property, assignment or trust mortgage for the benefit of creditors by Debtor, the recording or existence of any lien for unpaid taxes, or the commencement of any proceeding under any bankruptcy or insolvency laws of any state or of the United States by or against Debtor.

     8. SECURED PARTY'S RIGHTS UPON DEFAULT. Upon default and at any time thereafter, Secured Party, without presentment, demand, notice, protest or advertisement of any kind, may:

        8.1. Notify account debtors that the Collateral has been assigned to Secured Party and that payments shall be made directly to Secured Party and upon request of Secured Party, Debtor will so notify such account debtors that their accounts must be paid to Secured Party. After

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notification, Debtor shall immediately upon receipt of all checks, drafts, cash and other remittances deliver the same in kind to the Secured Party. Secured Party shall have full power to collect, compromise, endorse, sell or otherwise deal with the Collateral or proceeds thereof in its own name or in the name of Debtor and Debtor hereby irrevocably appoints the Secured Party its attorney-in-fact for this purpose;

        8.2. Make all Obligations immediately due and payable, without presentment, demand, protest, hearing or notice of any kind and exercise the remedies of a Secured Party afforded by the New Hampshire Uniform Commercial Code and other applicable law or by the terms of any agreement between Debtor and Secured Party;

        8.3. Notify Debtor to assemble the Collateral at a place designated by Secured Party;

        8.4. Take possession of the Collateral and the premises at which any Collateral is located and sell all or part of the Collateral at a public or private sale;

        8.5. Refuse to honor or fulfill any then pending or future Purchase Orders submitted by or on behalf of the Debtor to the Secured Party or any affiliate; and

        8.6. In the case of any sale or disposition of the Collateral, or the realization of funds therefrom, the proceeds thereof shall first be applied to the payment of the expenses of such sale, commissions, reasonable attorneys fees and all charges paid or incurred by Secured Party pertaining to said sale or this Agreement, including any taxes or other charges imposed by law upon the Collateral and/or the owning, holding or transferring thereof; secondly, to pay, satisfy and discharge the Obligations secured hereby; and, thirdly, to pay the surplus, if any, to Debtor, provided that the time of any application of the proceeds shall be at the sole and absolute discretion of Secured Party. To the extent such proceeds do not satisfy the foregoing items, Debtor hereby promises and agrees to pay any deficiency. Except for Collateral that is perishable or is a type customarily sold in a recognized market, Secured Party will give Debtor at least ten days written notice of the time and place of any sale of the Collateral.

     9.  MISCELLANEOUS.

        (a) Neither this Agreement nor any part thereof can be changed, waived, or amended except by an instrument in writing signed by Secured Party; and waiver on one occasion shall not operate as a waiver on any occasion.

        (b) Any notice required or permitted hereunder shall be in writing and shall be duly given to any party if hand delivered or if mailed first class postage prepaid to the address set forth below or to such other address as may be specified by notice in writing.

        (c) The Uniform Commercial Code and other laws of the State of New Hampshire shall govern the construction of this Agreement.

        (d) In the event of an inconsistency between the provisions of this Agreement and the provisions of the Credit Agreement, the terms of the Credit Agreement shall govern.

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     Executed as an instrument under seal by the duly authorized officers of the parties as of the date first above written.

                              CYBERIAN OUTPOST, INC.

                              By: /s/ Darryl Peck
                                  -------------------------------
                                  Title: President & CEO
                                  Address:  23 North Main Street
                                            P.O. Box 636
                                            Kent, Connecticut  06757

                              MERRIMACK SERVICES CORPORATION

                              By: /s/ Mark A. Gavin
                                  -------------------------------
                                  Title: SVP of Finance & CFO
                                  Address:  Route 101A
                                            730 Milford Road
                                            Merrimack, New Hampshire 03054

ATTEST:

____________________

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